UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 30, 2002

FLEET MORTGAGE CERTIFICATE TRUST 2001-1
(Pass-Through Certificates Series 2001-1)
(Exact name of registrant as specified in its charter)

New York (governing law of Pooling Agreement) (State or other jurisdiction of Incorporation)	333-56240-11 (Commission File Number)	13-3633241 (IRS Employer Identification Number)

c/o Bank One National Association 153 West 51st Street, New York, NY, (Address of principal executive offices)	10019 (Zip Code)

Registrant's Telephone Number, including area code:	(212) 272-2000

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5. Other Events

          On July 30, 2002 a distribution was made to holders of Fleet Mortgage Certificate Trust 2001-1 Pass-Through Certificates. The distribution was made pursuant to the provisions of a Pooling Agreement, dated as of March 1, 2001, among Structured Asset Mortgage Investments Inc., as seller, and Bank One, National Association, as trustee.

ITEM 7. Financial Statements and Exhibits

(c)	Exhibits furnished in accordance with Item 601(a) of Regulation S-K

Exhibit Number	Description

EX-99.1	Monthly report distributed to holders of Fleet Mortgage Certificate Trust 2001-1, Pass-Through Certificates, relating to the July 30, 2002 distribution

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLEET MORTGAGE CERTIFICATE TRUST 2001-1 By: Structured Asset Mortgage Investments, Inc., as Seller By: /s/ Joseph T. Jurkowski Name: Joseph T. Jurkowski Title: Vice President

Dated: January 17, 2003

Exhibit Number	Description

EX-99.1	Monthly report distributed to holders of Fleet Mortgage Certificate Trust 2001-1, Pass-Through Certificates, relating to the July 30, 2002 distribution